                                                                     Exhibit 24


                                TENNANT COMPANY

                   POWER OF ATTORNEY OF DIRECTOR AND OFFICER
                   -----------------------------------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Roger L. Hale, Janet M. Dolan and Bruce J. Borgerding, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the Tennant Company 1995 Stock Incentive Plan and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of August, 1995.



                                        /s/ Roger L. Hale
                                        --------------------------------------

                                TENNANT COMPANY

                   POWER OF ATTORNEY OF DIRECTOR AND OFFICER
                   -----------------------------------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Roger L. Hale, Janet M. Dolan and Bruce J. Borgerding, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the Tennant Company 1995 Stock Incentive Plan and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of August, 1995.



                                        /s/ Arthur D. Collins, Jr.
                                        --------------------------------------

                                TENNANT COMPANY

                   POWER OF ATTORNEY OF DIRECTOR AND OFFICER
                   -----------------------------------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Roger L. Hale, Janet M. Dolan and Bruce J. Borgerding, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the Tennant Company 1995 Stock Incentive Plan and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of August, 1995.



                                        /s/ David C. Cox
                                        --------------------------------------

                                TENNANT COMPANY

                   POWER OF ATTORNEY OF DIRECTOR AND OFFICER
                   -----------------------------------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Roger L. Hale, Janet M. Dolan and Bruce J. Borgerding, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the Tennant Company 1995 Stock Incentive Plan and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of August, 1995.



                                        /s/ Andrew P. Czajkowski
                                        --------------------------------------

                                TENNANT COMPANY

                   POWER OF ATTORNEY OF DIRECTOR AND OFFICER
                   -----------------------------------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Roger L. Hale, Janet M. Dolan and Bruce J. Borgerding, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the Tennant Company 1995 Stock Incentive Plan and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of August, 1995.



                                        /s/ Vernon H. Heath
                                        --------------------------------------

                                TENNANT COMPANY

                   POWER OF ATTORNEY OF DIRECTOR AND OFFICER
                   -----------------------------------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Roger L. Hale, Janet M. Dolan and Bruce J. Borgerding, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the Tennant Company 1995 Stock Incentive Plan and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of August, 1995.



                                        /s/ William A. Hodder
                                        --------------------------------------

                                TENNANT COMPANY

                   POWER OF ATTORNEY OF DIRECTOR AND OFFICER
                   -----------------------------------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Roger L. Hale, Janet M. Dolan and Bruce J. Borgerding, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the Tennant Company 1995 Stock Incentive Plan and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of August, 1995.



                                        /s/ Delbert W. Johnson
                                        --------------------------------------

                                TENNANT COMPANY

                   POWER OF ATTORNEY OF DIRECTOR AND OFFICER
                   -----------------------------------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Roger L. Hale, Janet M. Dolan and Bruce J. Borgerding, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the Tennant Company 1995 Stock Incentive Plan and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of August, 1995.



                                        /s/ William I. Miller
                                        --------------------------------------

                                TENNANT COMPANY

                   POWER OF ATTORNEY OF DIRECTOR AND OFFICER
                   -----------------------------------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Roger L. Hale, Janet M. Dolan and Bruce J. Borgerding, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the Tennant Company 1995 Stock Incentive Plan and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of August, 1995.



                                        /s/ Arthur R. Schulze, Jr.
                                       ---------------------------------------